================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  May 20, 2002
                          ----------------------------
                        (Date of earliest event reported)





                               PLIANT CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)




              Utah                         333-40067                    87-0496065
---------------------------------   ------------------------       ----------------------
(State or other jurisdiction of      (Commission File No.)           (I.R.S. Employer
incorporation or organization)                                      Identification No.)



                         1515 Woodfield Road, Suite 600
                           Schaumburg, Illinois 60173
                                 (847) 969-3300
   -------------------------------------------------------------------------
          (Address of principal executive offices and telephone number, including area code)






================================================================================

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

        On May 20, 2002, Pliant Corporation (the "Company"), through its wholly-owned subsidiary, Pliant Solutions Corporation, acquired substantially all of the assets of Decora Industries, Inc. and its operating subsidiary, Decora, Incorporated (collectively, "Decora"), a New York based manufacturer of printed, plastic films, including plastic films sold under the Con-Tact(R) brand name. Decora is a debtor in possession in a voluntary case filed under Chapter 11 of the United States Bankruptcy Code. The purchase of Decora's assets by Pliant was approved by the United States Bankruptcy Court.

        The aggregate purchase price for the acquisition of Decora's assets was approximately $18 million in cash. The aggregate purchase price was determined based upon several factors, including evaluations of Decora, negotiations with the management and investment banker of Decora, as well as with the court appointed representatives of Decora's unsecured creditors. The financing for the acquisition of Decora's assets was provided under Pliant's existing credit facilities, as amended, with Bankers Trust Company, as administrative agent and collateral agent, JPMorgan Chase Bank, as syndication agent, The Bank of Nova Scotia, as documentation agent, and a syndicate of banking and financial institutions party thereto.

        The assets purchased consist of one plant and related equipment used by Decora primarily to print, laminate and convert plastic films into adhesive shelf liner. The Company intends to continue to use the assets to manufacture these products.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) The Company intends to file financial statements of Decora no later than August 5, 2002.

    (b) The Company intends to file pro forma financial statements reflecting its acquisition of the Decora assets no later than August 5, 2002.

    (c)   Exhibits

          2.1 Asset Purchase Agreement, dated December 31, 2001, among the Company, Pliant Investment, Inc., Decora Industries, Inc. and Decora, Incorporated.

          2.2  Amendment No. 1 to Asset Purchase Agreement dated March 29, 2002.

          2.3  Amendment No. 2 to Asset Purchase Agreement dated April 26, 2002.

          2.4 Assignment, Assumption and Consent Agreement, dated May 13, 2002, among the Company, Pliant Investment, Inc., Pliant Solutions Corporation, Decora Industries, Inc. and Decora, Incorporated.

          2.5  Amendment No. 3 to Asset Purchase Agreement dated May 20, 2002.

          2.6 Order Pursuant to Sections 105(a), 363, 365 and 1146 of the Bankruptcy Code Authorizing the Sale of Substantially All of Decora's Assets.

         99.1  Press Release dated May 21, 2002.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PLIANT CORPORATION


                                    /s/ Jack E. Knott II
                                    ------------------------------------------
                                    Jack E. Knott II
                                    President and Chief Operating Officer





Date:  May 28, 2002

                                       INDEX TO EXHIBITS

         Exhibits

          2.1 Asset Purchase Agreement, dated December 31, 2001, among the Company, Pliant Investment, Inc., Decora Industries, Inc. and Decora, Incorporated.

          2.2  Amendment No. 1 to Asset Purchase Agreement dated March 29, 2002.

          2.3  Amendment No. 2 to Asset Purchase Agreement dated April 26, 2002.

          2.4 Assignment, Assumption and Consent Agreement, dated May 13, 2002, among the Company, Pliant Investment, Inc., Pliant Solutions Corporation, Decora Industries, Inc and Decora, Incorporated.

          2.5  Amendment No. 3 to Asset Purchase Agreement dated May 20, 2002.

          2.6 Order Pursuant to Sections 105(a), 363, 365 and 1146 of the Bankruptcy Code Authorizing the Sale of Substantially All of Decora's Assets.

         99.1  Press Release dated May 21, 2002.